================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 March 10, 2006
                Date of Report (Date of earliest event reported)

                                   ----------

                               ZYMOGENETICS, INC.
             (Exact name of registrant as specified in its charter)


            Washington                  0-33489             91-1144498
   (State or other Jurisdiction      (Commission          (IRS Employer
        of Incorporation)            File Number)     Identification Number)

               1201 Eastlake Avenue East
                  Seattle, Washington                       98102-3702
        (Address of principal executive offices)            (Zip Code)

                                  206-442-6600
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On March 10, 2006, Judith A. Hemberger, Ph.D. was appointed to the ZymoGenetics, Inc. Board of Directors. Dr. Hemberger is not serving on any committees of the Board of Directors at this time.

      A press release announcing the election of Dr. Hemberger, dated March 13, 2006, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

     99.1  Press Release issued March 13, 2006 by ZymoGenetics, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ZYMOGENETICS, INC.

Date: March 14, 2006                            By:    /s/ JAMES A. JOHNSON
                                                       -------------------------
                                                Name:  James A. Johnson
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number     Document Description
--------------     ---------------------------------------------------------
99.1               Press release issued March 13, 2006 by ZymoGenetics, Inc.